UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2017

Synergy Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35268	33-0505269
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

420 Lexington Avenue, Suite 2012

New York, NY 10170

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 297-0020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders

The 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of Synergy Pharmaceuticals Inc. (the “Company”) was held on June 27, 2017.  At the Annual Meeting, the shareholders voted on the following four (4) proposals and cast their votes as described below.

Proposal 1 — Election of Directors

The following seven (7) individuals were elected as directors, to serve until the 2018 Annual Meeting of Shareholders or their successors are elected and qualified with the following votes:

Name of Director	Votes For	Votes Against	Abstentions	Broker Non- Votes
Gary S. Jacob	93,399,758	0	10,460,805	67,090,113
Melvin K. Spigelman	84,090,306	0	19,770,257	67,090,113
John P. Brancaccio	84,089,105	0	19,771,458	67,090,113
Thomas H. Adams	84,065,285	0	19,795,278	67,090,113
Alan F. Joslyn	94,366,249	0	9,494,314	67,090,113
Richard Daly	75,416,953	0	28,443,610	67,090,113
Timothy S. Callahan	94,380,984	0	9,479,579	67,090,113

Proposal 2 — Approval of Amendment to Second Amended and Restated Certificate of Incorporation

The shareholders approved the amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, increasing the number of shares of common stock authorized for issuance from 350,000,000 to 400,000,000 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
142,820,579	26,192,962	734,688	1,202,447

Proposal 3 — Approval of 2017 Equity Incentive Plan

The shareholders approved the Synergy Pharmaceuticals Inc. 2017 Equity Incentive Plan based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non- Votes
78,346,471	24,699,678	814,412	67,090,115

Proposal 4 — Ratification of the appointment of BDO USA, LLP

The shareholders ratified and approved the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
164,926,548	3,918,275	2,105,850	3

Each of the items considered at the Annual Meeting is described in further detail in the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2017.  No item other than the four items addressed above and described in the Definitive Proxy Statement was submitted at the Annual Meeting for shareholder action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 28, 2017

SYNERGY PHARMACEUTICALS INC.

		By:	/s/ Gary S. Jacob
Gary S. Jacob, Ph.D.
President and Chief Executive Officer